EXHIBIT 10.1

[TradeQwest Logo omitted]





                          BUSINESS SERVICES AGREEMENT


         This Business Services Agreement is executed this 8th day of January, 2001, by and between Apparel Concepts International with principal offices at 180 Madison Avenue, New York City, NY, (ACI), and TradeQwest Incorporated with its principal offices at 400 North Oak Street, Inglewood California 90302 (Tradeqwest).

         TradeQwest has secured contracts with numerous apparel manufacturers that conduct marketplace activities in the United States. Until it is fully funded, TradeQwest authorizes ACI act as its agent for in the fulfillment of these contracts. These services include but are not limited to product sourcing, manufacturing, and supply chain management functions. The purpose of this Agreement is to set forth the conditions, terms and responsibilities of each party.


1.       SUMMARY OF SERVICES TO BE PROVIDED BY ACI

Delivery
TRADEQWEST ACCEPTS RESPONSIBILITY FOR ALL MERCHANDISE - F.O.B., HONG KONG.


Global Sourcing

ACI will use its extensive network of factories and suppliers worldwide to provide manufacturing services. On behalf of the TradeQwest and subject to mutual agreement on the Purchase Price of the specified products, ACI will purchase the said products on behalf of TradeQwest who will then sell those products to its apparel company customers.

Placing Orders

ACI will place orders with factories and suppliers overseas or domestic, at the direction of TradeQwest management.

Import Services (Responsibility of ACI for payment unless specified below)

     o        Documentation Management Control
     o        Compliance and Transaction Validation
     o        Electronic Entry Preparation, Filing and Release
     o        Pre-Arrival and Overtime Clearances
     o        Cargo Coordination
     o        Electronic Duty Payment
     o        On-Line Shipment Tracking and Reporting


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     o        Landed Cost Computation
     o        U.S. Customs Bonds and Cargo Insurance
     o        Duty Drawback

Customs Administration Documentation

     o        Binding Ruling Requests
     o        Pre-Classification of Product Lines
     o        Protest Filing and Tracking
     o        Refund Claims
     o        Quota and Visa Information
     o        Country of Origin Determination

1.A      ADDITIONAL SERVICES

Warehouse Facility Management

ACI will use advanced warehouse management technology in its warehouse, utilizing data transfers from scanners, carton scanning for immediate inventory entry, bar-coded tickets for received inventory real time control over entire inventory process and all receiving, production, and shipping functions.

Order Management and Distribution

ACI will provide the following service if requested.

     o        EDI (Electronic Data Interchange).
     o        Style/color/size matrix with unlimited style set-ups available
     o Order allocation module allowing multiple store entry and allocations minutes
     o        Order Detail and Summary Reports
     o        Delivery Schedules
     o        Pick Tickets
     o        SKU cross reference
     o        Master Customer List

Financial Services

Management Accounting of:

     o Accounts Payable. ACI will make all payments to outside vendors, agents, shippers, factories or any other third party firms with which it contracts for the fulfillment of these services.


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     o        Accounts Receivable and Collections. ACI will collect from
              TradeQwest's customers all sums owed for the fulfillment of services as described above.
     o Sales Tracking. ACI will track all sales including direct shipments from the country of origin direct to the customer's purchaser, as well as those goods that are received into ACI warehouses and shipped at a later time.
     o Reports. ACI will produce monthly reports summarizing AP, AR, Sales, Shipments, and Inventory.

2.       TERM OF AGREEMENT AND INDEMNITY

         This agreement shall become effective upon its execution and delivery by both parties and upon fulfillment, to the satisfaction of Tradeqwest, of the conditions set forth herin, and shall continue in full force and effect until such time that either party notifies the other of the contrary. Not withstanding the foregoing, Tradeqwest may terminate this Agreement at any time without notice. Not withstanding the foregoing, The Company may terminate this Agreement at any time without notice.

       "DEFAULT" is defined as the occurrence of any of the following events:
(a) nonpayment by the Company when due of any amount payable on any of the obligations or failure to perform any agreement or meet any obligation of the company contained herin, in any other agreement with Tradeqwest, or in any agreement out of which any of the obligations arose; (b) default by the Company in repayment when due of any indebtedness now or hereafter owed for services rendered; (c) any representation or warranty of the Company made orally or in writing made to Tradeqwest that is untrue or inaccurate in any material respect;
(d) Suspension of the operation of the Company's present business; (e) unable to pay debts as they mature; (e) sale, transfer or exchange of controlling stock interest; (f) Tradqwest in good faith deems the prospect of the Company's payment or performance of the obligations to have been impaired.

         The Company shall indemnify and hold Tradeqwest harmless from and against all claims, losses, costs and expenses claimed by the Company's customers in connection with receivables. This indemnity shall survive termination of this Agreement.

3.       COMPANY ACCOUNT AND MONTHLY STATEMENTS

         All transactions between Tradeqwest and ACI will be recorded in an account (the "Relationship Summary Account"). A monthly statement with respect to the Relationship Summary Account shall be furnished to TradeQwest after the end of each month. Each such monthly statement and other accounting which Tradeqwest renders services to the Company, shall be deemed accepted and binding upon TradeQwest unless ACI receives written notice of any exception thereto within thirty (30) days of the date of statement. The key management reports to be supplied by ACI to TradeQwest are (a) Work in Process (b) In-Transit (c) Stock on Hand (d) Open to Sell (Stock + Work in Process - Orders) (e) Immediate Open to Sell (Stock - Orders) (f) Accounts Payable (g) Accounts Receivable (h) Profit and Loss Statement (i) Balance Sheet.

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     Further reporting including daily or weekly reports can be added or subtracted according to TradeQwest's requirements. .

4.       FEE STRUCTURE FOR SPECIAL SERVICES -

Shipping and Customs Administration

Inbound Shipping and Logistics              $250.00  (Per 40 foot Container)
Inbound Shipping and Logistics              $150.00  (Per 20 foot Container)
Customs Entry Service                       $150.00  (Per Document)
Messengers to Customs                       $20.00   (Per Delivery)
Additional Classifications                  $3.50    (Each Additional Category)
Coordination of Customs Examination         $25.00   (Per Occurrence)
Service Charge for Customs Advance          1.5%     (Per Month)

Warehouse Management, Order Management and Distribution Cost Schedule

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        DESCRIPTION OF SERVICE             COST                   MEASURE
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        Warehouse Handling In             $0.20               Per Cubic Foot
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        Warehouse Handling Out            $0.20               Per Cubic Foot
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     Warehouse Storage (Monthly)          $0.20               Per Cubic Foot
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              Unloading                   $0.05               Per Cubic Foot
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             Loading Out                  $0.05               Per Cubic Foot
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          Sort and Segregate              $0.02               Per Cubic Foot
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  Labeling (If Tradeqwest Supplies)       $0.18                  Per Label
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   Labeling (If Customer Supplies)        $0.08                  Per Label
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            Bill of Lading                $5.00                    Each
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 Packing List (If Tradqwest Supplies)     $2.00                    Each
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 Packing List (If Customer Supplies)      $0.35                    Each
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         Pick and Pack Labor              $0.25                  Per Item
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            Ticket Changes                $0.34                  Per Item
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             Add Tickets                  $0.25                  Per Item
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         Flat Pack to Hangers             $0.15                  Per Item
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             Hanger Cost                  Varies           Depends on Item Cost
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             Carton Cost                  Varies           Depends on Item Cost
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The above-mentioned Fee Schedule will vary depending on the requirements of the customer and the agreed upon services. This Fee structure should be used as a guideline only, as costs may vary.

Management Fees

ACI will be paid a Management Fee equal to five per-cent (5%) of the merchandise purchased while acting as agent for TradeQwest. This amount will be paid as a discount of 5% off of the monthly invoices for the merchandise purchased.

5.       CONTRACTS PRECEDING INCORPORATION OF TRADEQWEST

TradeQwest herein ratifies the orders placed in December, 2000, by ACI acting as its agent prior to the official date of incorporation of TradeQwest in Delaware on January 8, 2001. TradeQwest retroactively assumes responsibility for those contracts according to the same terms and conditions that are contained in this Agreement.

6.       INSURANCE

ACI will add TradeQwest as an additional "loss-payee" on all insurance policies covering its warehouse and general business operations. Upon Tradeqwest funding, Tradeqwest will assume all pertinent insurance policies to operate its business.

7.       USE OF FACILITIES

TradeQwest is hereby granted the right to utilize the facilities and equipment of ACI as per the "Equipment Purchase Agreement"

This agreement shall be governed by the laws of the State of California applicable to contracts executed in and to be performed wholly within the State of California.

         In witness whereof, the parties hereto have executed this agreement on the date set forth above.


  Apparel Concepts, Inc.                    TradeQwest Incorporated

By:  _____________________________  By: _____________________________


Title: ____________________________ Title: ____________________________


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